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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   1 )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

 Soleil Film and Television

               (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0_11. (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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     (4)  Proposed maximum aggregate value of transaction:

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(1)

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     [ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)

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Soleil Film and Television

510 State Street, Suite 15

Santa Barbara, CA 93101

June 8, 2004

Dear Shareholders:

Despite the company’s successes in the acquisition of what management believes to be an impressive library of properties, due to the depressed and what we believe to be undervalued market price of our capital stock, we have been unable to secure the financing to develop and market our properties without seeking substantial contributions from our principal shareholders.  If the market were to establish a realistic price for our common stock, we believe that these financing obstacles can be overcome.  We had hoped not to have to reverse split the common share capital of the company and tried several public relations campaigns to inform the investing public of our company and its advances in the field of independent film making, but these campaigns resulted in a high cost to the company and its investors and little benefit to the company.

Therefore, the board of directors has decided to go ahead with our former plans to reverse split our common share capital.  The shareholder’s meeting will be held on June 29, 2004 at our company headquarters to consider and vote on a one for thirty (1-30) reverse split of our common share capital and a change of name to Soleil Film, Inc., to reflect a change in our emphasis to independent film making.

I ask you to read the following material carefully, and invite you to attend the meeting in person or by proxy.

Very truly yours,

Kenneth G. Eade

--------------------------

Kenneth G. Eade, President

THE ACCOMPANYING PROXY STATEMENT IS BEING MAILED TO SHAREHOLDERS ON JUNE 11, 2004.

Soleil Film and Television

510 State Street, Suite 15

Santa Barbara, CA  93101

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD

June 29, 2004

8:00 A.M. PACIFIC TIME

                                                              ______________________________

NOTICE IS HEREBY GIVEN, that the 2004 Special Meeting of Shareholders of Soleil Film and Television, Inc., a California corporation ("SLTV"), will be held at 4:30 p.m. Pacific Time on June 29, 2004, at the Company’s offices at 510 State Street, Suite 15, Santa Barbara, California, to approve an amendment of the company’s articles of incorporation to change its name to Soleil Film, Inc., to approve an amendment of the company’s articles of incorporation to effect a 30-1 reverse split of the common share capital of the company, to ratify the appointment of Cordovano and Honeck as our new independent accountants, and to transact such other business as may properly come before the 2004 Special Meeting and any adjournment thereof.

The Company has fixed the close of business on June 10, 2004 as the Record Date for the determination of Company shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

Kenneth Eade, President

Santa Barbara, California

June 10, 2004, 2004

TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING IN PERSON HAVE THE RIGHT TO REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON, IF THEY SO DESIRE.

SOLEIL FILM AND TELEVISION, INC.

PROXY STATEMENT

FOR THE 2004 SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2004

I. INTRODUCTION

The Board of Directors of Soleil Film and Television, Inc., a Nevada corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2004 Special Meeting of Shareholders of the Company to be held at 4:30 p.m. PST on June 29, 2004, at the Company’s principal executive offices at 510 State Street, suite 15, Santa Barbara, California, and any adjournments thereof.

This Proxy Statement, the Notice of Special Meeting and Proxy Card, are being mailed to shareholders on or about June 11, 2004.

 II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on June 10, 2004, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 55,255,000 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Special Meeting, is required for the election of directors and the approval of the Company's proposal.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the Special Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing with the Chief Executive Officer of the Company, Mr. Kenneth Eade, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Special Meeting. The meeting will be chaired and conducted by Kenneth Eade, President.

III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of , by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address

Number of Shares

 Percentage Owned

Agata Gotova *

30,125,000

.72%

629 State Street, Suite 217

Santa Barbara, CA 93101

Kenneth G. Eade   *

30,125,000

        54.72%

629 State Street, Suite 217

Santa Barbara, CA 93101

Modern Health Care Holdings, Ltd. *

  1,125,000

   2%

629 State Street, Suite 217

Santa Barbara, CA 93101

Nina Gotova *

  8,300,000

 15%

629 State Street, Suite 217

Santa Barbara, CA 93101

Officers and Directors

38,425,000

69.8%

as a Group

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 * Agata Gotova is the wife of Kenneth G. Eade.  Agata Gotova personally owns 14,000,000 shares of common stock.  Kenneth Eade personally owns 15,000,000 shares of common stock.  Modern Health Care Holdings, Ltd. is a corporation beneficially owned by Nina Gotova.

IV.  DIRECTORS AND EXECUTIVE OFFICERS

The members of the Board of Directors of The Company serve until the next Special meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.  The current executive officers and directors of The Company are:

Name

Age                    Position

Kenneth Eade

46

    President, Chief Financial Officer,

   Secretary, Director

V. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes the compensation The Company has paid to its Chief Executive Officer and all other executive officers for services rendered up to the period ended March 31, 2004. There were no grants of options or SAR grants given to any executive officers during the past fiscal year.

Name and Principal Position	Salary	Special Bonus	Compensation Other Special Compensation	Long-term Restricted stock Awards	Compensation Securities underlying options/SAR’s	LTIP Payouts	All other compensation
Kenneth Eade	$0	0	0	0	0	0	0

The following table summarizes the Company’s equity compensation plan information as of March 31, 2004.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	N/A	N/A	N/A

Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total	-0-	N/A	-0-

(1)

There are no remaining shares to be issued under the plan.

VI. INDEPENDENT PUBLIC ACCOUNTANTS

Appointment of New Independent Accountant

The Company has replaced its independent accountant.  The new independent accountant is: Cordovano and Honeck, P.C., 201 Steele Street, Suite 300, Denver, Colorado 80206; (303) 329-0220.  The independent accountant’s report on the financial statements for the Registrant over the past two years has not contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for the fact that the accountant, in his report for the past two fiscal years has included an opinion that, due to the Registrant’s lack of revenue producing assets and history of losses, there is doubt about the Registrant’s ability to continue as a going concern.

During the two most recent fiscal years and the interim period preceding the resignation, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with the reports.

Appointment of the new independent accountant was approved by the Company’s Board of Directors, which undertook the following actions before the appointment of the accountant:

1.

The Board verified that the accountant was in good standing within the jurisdiction of its practice in the state of Colorado.

2.

The Board verified that the accountant was a member in good standing of the Public Accountancy Oversight Board (PAOB).

3.

The Board verified that the accountant was capable of exercising objective and impartial judgment on all issues encompassed within its potential engagement, and that no member of the firm had any interest or relationship with any officer, director or principal shareholder.

Representatives from the principal accountant for the current year are not expected to be present at the special or the next Special meeting.

Audit Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the former principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements is the sum of $15,000, which all related to the review and audit of Company financial statements.

Tax Fees

No fees were paid to the former accountant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

Other Fees

 No other fees were paid to the former accountant for any other services.

VII. PROPOSAL NUMBER ONE - TO RATIFY CHANGE OF NAME

The Board of Directors is proposing a change of name of the Company to Soleil Film, Inc., in order to better reflect the Company’s current business.

The name change requires an amendment to the certificate of incorporation of the company, which can only be done by Board resolution ratified by the shareholders. The Board of Directors proposes the following resolution to effectuate the name change:

            RESOLVED, that the corporation amend its Articles of Incorporation, Articles FIRST and FIFTH, as follows:

   “FIRST: The name of this corporation is: “SOLEIL FILM, INC.”

VIII.  PROPOSAL NUMBER TWO CALLS FOR THE SHAREHOLDERS TO RATIFY AN AMENDMENT APPROVED BY THE BOARD OF DIRECTORS CALLING FOR A 1-30 REVERSE SPLIT OF SHARE CAPITAL.

The Board of Directors is proposing a one for ten reverse split of its common share capital. The reverse split will result in each outstanding thirty shares being converted to one share.  The authorized capital will remain 2,000,000,000 common shares.

The reverse split requires an amendment to the articles of incorporation of the company, which can only be done by Board resolution ratified by the shareholders. The Board of Directors proposes the following resolution to effectuate the forward split and the authorization of preferred shares:

WHEREAS, the Board of Directors has resolved to restructure the capital structure of the corporation, to effectuate a 1 for 30 reverse split of its share capital,

            RESOLVED, that the corporation amend its Articles of Incorporation, Articles FIRST and FIFTH, as follows:

“FIFTH: This corporation is authorized to issue two classes of stock; common and preferred.  The total number of common shares which this corporation is authorized to issue is two billion (2,000,000,000) common shares, each with a par value of $.001 per share.  Upon amendment of this Article Fifth, each outstanding thirty shares of common stock shall be converted into one share of common stock.”

The Board recommends a “YES” vote on Proposal Number Two.

IX.PROPOSAL NUMBER THREE : RATIFICATION OF THE APPOINTMENT OF THE NEW INDEPENDENT ACCOUNTANT

Proposal Number Two is the ratification of the appointment of Cordovano and Honeck as our new independent accountant for fiscal year 2004.  The Board recommends a YES vote on this proposal.

X. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

 XII. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the next Special Meeting of Shareholders must be received by the Company by December 31, 2004. The proposal will be presented at the Special Meeting, and included in the Company's Proxy Statement, and related proxy solicitation materials, for the Company's next Special Meeting of Shareholders.

BY ORDER OF THE BOARD OF DIRECTORS,

Kenneth Eade

-----------------------------------

Kenneth Eade, President

Santa Barbara, California, June 10, 2004

PROXY

The undersigned shareholder of Soleil Film and Television, Inc. (The "Company") hereby appoints Kenneth Eade, as proxy holder of the undersigned to attend the Special meeting of the Company to be held on June 29, 2004, and any adjournment thereof with authority to act and vote at the meeting for and on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned with respect of the matters indicated below as follows.

PROPOSAL ONE: TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO SOLEIL FILM, INC.

_______ FOR

_______ AGAINST

_______ ABSTAIN

PROPOSAL TWO: TO AMEND THE ARTICLES OF INCORPORATION TO EFFECT A THIRTY FOR ONE (30-1) REVERSE SPLIT OF THE COMPANY’S COMMON SHARE CAPITAL.

_______ FOR

_______ AGAINST

_______ ABSTAIN

PROPOSAL NUMBER THREE: TO RATIFY THE APPOINTMENT OF CORDOVANO AND HONECK AND THE COMPANY’S NEW INDEPENDENT ACCOUNTANT.

_______ FOR

_______ AGAINST

_______ ABSTAIN

 PLEASE SIGN AND DATE BELOW

INSTRUCTION: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If a corporation, please sign in full corporate name by the duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.  PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD TODAY. THIS REPLACES AND REVOKES ANY OTHER PROXIES YOU MAY HAVE BEEN PRESENTED.

Executed this ____day of _________, 2004.

Signature of Shareholder

________________________

Name of Shareholder

_____________________

Address (if different from above)

_______________________

Share Certificate No.

Number of Shares voted: ________________